Exhibit 10.2
ADMINISTRATION AGREEMENT
BETWEEN
BLUE OWL DIGITAL INFRASTRUCTURE TRUST
AND
BLUE OWL DIGITAL INFRASTRUCTURE TRUST ADVISORS LLC
This Agreement (“Agreement”) is made as of [ ], 2025 by and between BLUE OWL DIGITAL INFRASTRUCTURE TRUST, a Maryland statutory trust (the “Company”), and BLUE OWL DIGITAL INFRASTRUCTURE TRUST ADVISORS LLC, a Delaware limited liability company (the “Administrator”).
WHEREAS, the Company is a newly organized, perpetually offered company that intends to qualify as a “real estate investment trust” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”);
WHEREAS, the Company desires to retain the Administrator to provide administrative services to the Company in the manner and on the terms hereinafter set forth; and
WHEREAS, the Administrator is willing to provide administrative services to the Company on the terms and conditions hereafter set forth.
NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Administrator hereby agree as follows:
1.    Duties of the Administrator
a.    Employment of Administrator. The Company hereby employs the Administrator to act as administrator of the Company, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Trustees of the Company (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses provided for below. The Administrator and such others shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed agents of the Company.
b.    Services. The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Administrator shall provide the Company with office facilities, equipment, clerical, bookkeeping and record-keeping services and such other services as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. In addition, the Administrator will arrange for such financing on the Company’s behalf, based on the recommendation of the Adviser (as defined below). The Administrator shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, in its capacity as Administrator pursuant to this Agreement, provide any advice or recommendation relating to real estate, securities, loans and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company. The

Administrator shall be responsible for the financial and other records that the Company is required to maintain and shall prepare, print and disseminate reports to stockholders, and reports and other materials required to be filed with the Securities and Exchange Commission (the “SEC”). In addition, the Administrator will assist the Company in determining and publishing (as necessary or appropriate) the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.
2.    Records
The Administrator agrees to maintain and keep all books, accounts and other records of the Company that relate to activities performed by the Administrator hereunder and will maintain and keep such books, accounts and records in accordance with applicable law. Consistent with applicable law, the Administrator agrees that all records which it maintains for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of this Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Company will be preserved consistent with applicable law unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.
3.    Confidentiality
The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information (regulated pursuant to Regulation S-P of the SEC), shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.
4.    Compensation; Allocation of Costs and Expenses
In full consideration of the provision of the services of the Administrator, the Company shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder, it being understood and agreed that, except as otherwise provided herein or in that certain Investment Advisory Agreement, by and between the Company and the Administrator (the Administrator, in its capacity as adviser pursuant to the Investment Advisory Agreement, the “Adviser”), as amended from time to time (the “Advisory Agreement”), the Administrator shall be solely responsible for the compensation of its employees and all overhead expenses of the Administrator (including rent, office equipment and utilities). The Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its operation, administration and transactions not specifically assumed by the Adviser pursuant to the Advisory Agreement, including: expenses deemed to be organization and offering expenses of the Company (exclusive of commissions, the dealer manager fee, and any discounts and other similar expenses paid by investors at the time of sale of the stock of the Company); corporate and organizational expenses relating to offering of shares of common stock, subject to limitations included in this Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the Company’s common stock and other securities; costs related to construction, leasing and development of real estate properties; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Administrator, or members of the investment team, or payable to third parties, of performing due diligence on prospective investments and, if necessary, enforcing the Company’s rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent trustees’ fees and expenses, including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to stockholders (including printing and mailing costs); the costs of any stockholder or trustee meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long-distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under applicable law. Notwithstanding anything to the contrary contained herein, at the request of the Administrator, the Company will bear its allocable portion of the Administrator’s overhead in performing its obligations under this Agreement, including its allocable portion of the Administrator’s In-House Costs. For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company.
“In-House Costs” means reasonable costs related to services provided to the Company by employees and other personnel of the Administrator and its affiliates’ in-house legal, compliance, finance, operations, accounting, information technology and tax teams, and employees and other personnel of the Administrator and its affiliates who provide “back office” or “middle office” financial, operational, administrative or other services to the Company or its portfolio investments, including assisting with workouts or providing other restructuring services to any portfolio investment, or assisting with the preparation, coordination, administration or provision of any of the foregoing (calculated based on the percentage of time an individual devotes, on an estimated basis, to the business affairs of the Company, such individual’s salary, benefits and bonus, travel expenses, and an allocable share of the rent and general office overhead of such individual).
5.    Limitation of Liability of the Administrator; Indemnification
The Administrator (and its officers, members, managers, officers, employees, partners, agents, controlling persons and any other person or entity affiliated with it) shall not be liable to the Company for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Company and the Company shall indemnify, defend and protect the Administrator (and its officers, members, managers, officers, employees, partners, agents, controlling persons and any other person or entity affiliated with the Administrator each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Company. Notwithstanding the preceding sentence of this Section 5 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of (i) willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties (ii) a material breach by the Administrator of this Agreement; (iii) reckless disregard of the Administrator’s duties and obligations under this Agreement or (iv) an internal dispute among the Indemnified Parties.
6.    Activities of the Administrator
The services of the Administrator to the Company are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that trustees, officers, employees and stockholders of the Company are or may become interested in the Administrator and its affiliates, as trustees, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and trustees, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
7.    Duration and Termination of this Agreement
This Agreement shall continue in effect for two years from the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by:
i.the vote of the Board; and
ii.the vote of a majority of the Company’s independent trustees.
This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of the Board or by the Administrator.
This Agreement may not be assigned by a party without the consent of the other party; provided, however, that the rights and obligations of the Company under this Agreement shall not be deemed to be assigned to a newly formed entity in the event of the merger of the Company into, or conveyance of all of the assets of the Company to, such newly formed entity; provided, further, however, that the sole purpose of that merger or conveyance is to effect a mere change in the Company’s legal form into another limited liability entity. The provisions of Section 5 of this Agreement shall remain in full force and effect, and the Indemnified Parties shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.
8.    Amendments of this Agreement
This Agreement may only be amended pursuant to a written instrument by mutual consent of the parties.
9.    Governing Law
This Agreement shall be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law.
10.    Entire Agreement
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.
11.    Notices
Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BLUE OWL DIGITAL INFRASTRUCTURE TRUST

By:
Name:
Title:

BLUE OWL DIGITAL INFRASTRUCTURE TRUST ADVISORS LLC

By:
Name:
Title:
[Signature Page to Blue Owl Digital Infrastructure Trust Administration Agreement]